Thomas G. Caldwell President and CEO Donald L. Stacy Treasurer and CFO Middlefield Banc Corp. Investor Presentation April 2015 Exhibit 99.1

Forward Looking Statements
This presentation contains forward-looking statements within the meaning of the Securities
Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995
concerning Middlefield Banc Corp.’s plans, strategies, objectives, expectations, intentions, financial condition and results of operations.  These forward-looking statements reflect management’s current views and intentions and are subject to known and unknown risks, uncertainties, assumptions and other factors that could cause the actual results to differ materially from those contemplated by the statements.  The significant risks and uncertainties related to Middlefield Banc Corp. of which management is aware are discussed in detail in the periodic reports that Middlefield Banc Corp. files with the
Securities and Exchange Commission (the “SEC”), including in the “Risk Factors” section of its Annual Report on Form 10-K and its Quarterly Report on Form 10-Q.  Investors are
urged to review Middlefield Banc Corp.’s periodic reports, which are available at no charge through the SEC’s website at www.sec.gov and through Middlefield Banc Corp.’s website at www.middlefieldbank.com on the “Investor Relations” page. Middlefield Banc
Corp. assumes no obligation to update any of these forward-looking statements to reflect a change in its views or events or circumstances that occur after the date of this presentation.

Middlefield Banc Corp.
Company Snapshot
(1)(2)
NASDAQ: MBCN
Stock Price: $31.71
Market Cap: $65.1 million
Dividend (yield): $1.04 (3.3%)
Headquarters: Middlefield, Ohio
Established: Bank 1901/HC 1988
Branches: 10
Total Assets: $699.9 million
Net Loans $469.4 million
Total Deposits: $617.1 million
(1) Stock price, market cap and dividend yield as of April 22, 2015
(2) Financial figures for the period ended March 31, 2015
For over 100 years, Middlefield Banc
Corp. has supported its communities
by offering customers superior
financial products, exceptional
service, and modern banking
amenities

KBW

A Stifel Company

SNL

IB

INDEPENDENT BANKER

mbc Middlefield Banc Corp

Rankings and Awards

Sources:
(1)     KBW April 13, 2015
http://www.kbw.com/content/the-firm-PDFs/press-releases/KBW-2015-Bank-Honor-Roll-04.13.15.pdf
(2)    SNL June 16, 2014
Disproving the naysayers, some banks under $1B thrive By Kiah Lau Haslett and Marshall Schraibman
(3)    Independent Banker
http://independentbanker.org/2014/05/community-banks-with-assets-of-more-than-500-million-to-1-billion/
SNL Financial
(2)
According to a June 16, 2014 article from SNL Financial, Middlefield Banc Corp. had the
10
th
highest ROAE out of public community banks with under $1 billion in assets.
KBW
(1)
On April 13, 2015, Middlefield was named one of 25 U.S. banking institutions to KBW’s coveted “Bank Honor Roll” of superior performers.  Honor Roll members are publicly traded banking institutions with more than $500 million in total assets that have not reported an annual loss over the past 10 years, had 2014 annual EPS equal to or greater than peak EPS over the past 10 years, and consecutive increases in EPS since 2009.
Independent Banker
(3)
According to May 30, 2014 study from Independent Banker, Middlefield Banc Corp. had the
21
st
highest ROE of  community banks with assets of $500 million to $1 billion

8.8% CAGR
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

Ended 2014 with record net loans
outstanding, net income, and stockholders’
equity
Profitable throughout the economic cycle and
never reported a quarterly loss
History of quarterly cash dividend payments,
and maintained dividend amount during
recession
Excellent asset quality, strong liquidity
profile, and robust core deposit base
Strong returns and efficiency ratios
Two strong Ohio banking markets

Growing Banking Franchise
Total Assets
$-
$100
$200
$300
$400
$500
$600
$700
$800

Middlefield Overview

Middlefield Banc Corp. is a community banking leader with
strong brand recognition in its markets
Favorable distribution network: 10 branches in five counties, serving two distinct Ohio market areas
Northeastern Ohio market consists principally of:
– Geauga County – Trumbull County
– Ashtabula County – Portage County
Two central Ohio branches are located in Dublin and Westerville in Franklin County, north of Columbus.
Cleveland MSA and Columbus MSA have a combined population of more than 4.0 million people
Opportunities to “fill in” gap between two operating geographies
According to FDIC statistics, Ohio insured financial institutions have declined 30% from
304 institutions at the end of 2003 to 212 at the end of 2014
In terms of deposits, out of 212 banks in the State of Ohio, Middlefield was the 30 th
largest
bank in the state at December 31, 2014

Middlefield Serves Two Distinct Ohio Markets with Strong Demographics
Northeast Ohio Northern Columbus
8 banking locations
Geauga County is 3 rd in median
household income (1) out of 88 Ohio
counties
Geauga County is the center of the 4 th
largest Amish population in the world
– This demographic provides a strong
borrowing and stable deposit base
Improvements in manufacturing
Combined unemployment rate in all four
counties in 2014 was 5.2%
2 banking locations
Columbus is the state capital and largest
city in Ohio
Franklin County is 2 nd in population in
Ohio with an unemployment rate of 3.6%
in 2014
Delaware County, immediately north of
Franklin, has the 2 nd highest median
household income in Ohio
At June 30, 2014, 5 of the 34 banks in
Franklin County controlled 85% of total
deposits.
8 of the bank's 10 branches (and nearly 85% of deposits) are located in counties that have stronger demographics than the State average median household income, median value, value of owner-occupied housing, and employment rates

(1) According to:
www.usa.com/rank/ohio-state--median-household-income--county-rank.htm?hl=Geauga&hlst=OH&yr=6000

Corporate Infrastructure and Experienced Management to Support Growth
Middlefield’s success is driven by a strong leadership team dedicated to creating value for shareholders, while providing the highest quality financial products and services within the communities the Company serves
Experienced Management 2014 Investments
Average tenure of  8 executive officers:
– At MBCN is over 14 years
– Within industry is over 25 years
Thomas Caldwell, CEO, serves on the
Federal Delegate Board of the
Independent Community Bankers of
America, having been elected in June
2010.  Mr. Caldwell previously served as
Chairman of the Community Bankers
Association of Ohio.
Sales-orientation culture
Community focused culture
Launched secondary mortgage
capabilities in 2014 fourth quarter
Focused on expanding technology
– Launched new website
– Enhanced on-line banking
– Developed mobile banking
capabilities
Hired Chief Information Officer and
Chief Credit Officer
Centralized operations center to a new
20,000 sq. foot facility

Personal Banking
Personal Banking
Products and Services
Strong brand recognition in core markets
– #1 Market Share in Geauga County
– #6 Market Share in Portage County
– #3 overall within the primary
northeastern Ohio market
Focused on growth
– Improved on-line banking offerings
– Residential mortgage products
– De novo expansion and strategic
acquisitions
Customers trust Middlefield Banc Corp. to be there for them in day-to-day money management as well as for those milestone events in their financial lives

Market Share
Ashtabula, Geauga, Portage & Trumbull Counties
June 30, 2014
Rank Institution Branches
Deposits in
Market ($000)
Market
Share
1 Huntington National Bank 38 1,532,821 20.60
2 JP Morgan Chase 19 894,279 12.02
4 KeyBank 15 522,389 7.02
5 PNC Bank 11 506,911 6.81
6 Talmer Bank and Trust 9 464,660 6.24
7 Cortland Savings & Banking 10 385,484 5.18
8 First Merit Bank 12 347,397 4.67
Total for institutions in market 190 7,441,520
Franklin County
June 30, 2014
Rank Institution Branches
Deposits in
Market ($000)
Market
Share
1 Huntington National Bank 68 14,035,079 31.14
2 JP Morgan Chase 53 10,503,465 23.30
3 PNC Bank 42 5,130,794 11.38
4 Nationwide Bank 2 4,415,679 9.80
5 Fifth Third Bank 47 4,145,568 9.20
26 Vinton County National Bank 1 57,354 0.13
27 First City Bank 1 44,764 0.10
Total for institutions in market 344 45,074,325
Strong Market Share in
Northeastern Ohio Market
Opportunities To Increase
Market Share in Central Ohio
Source: FDIC
3
The Middlefield Banking Co. 8 528,765 7.11
25 The Middlefield Banking Co. 2 61,079 0.14

Commercial Banking
(1)
Commercial Banking
Products and Services
$214.6 million in commercial loans at
March 31, 2015
Enhanced commercial banking leadership
team in 2014 by adding:
Chief Credit Officer
SVP – Commercial Lending
Expertise in niche commercial loan
products
Growth objectives include:
Branch expansions
Selective acquisitions
Increase market share
For over 100 years, Middlefield Banc Corp. has been helping businesses grow
(2) Dollars in millions (1) Commercial loans include commercial and industrial, and commercial real estate.
$-
$50
$100
$150
$200
$250
2014 2013 2012 2011 2010 2009
Annual Commercial Loan Growth
(2)

History of Strong Financial Results
ROAA: 0.36% 0.41% 0.65% 0.95% 1.06% 1.07%
ROAE: 4.90% 6.44% 10.24% 11.98% 13.17% 12.17%
Return on Average Assets
Return on Average Equity
Managed cost of funding to increase net
interest margin
Anticipate continued pressure on margin
levels due to:
Higher regulatory costs
Continued low rate environment
Investments to support growth
Opportunities to offset margin pressures and
increase profitability by improvements in
fee based income
Three Months Ended
March 31,
2015 2014
ROAA
(1)
0.96% 1.08%
ROAE
(1)
10.23% 13.10%
(1)
Annualized
Annual Return on Average Assets and Equity
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
14.00%
2014 2013 2012 2011 2010 2009

2015 First Quarter Highlights
Net interest income increased 3.3% to $6.2 million.
Noninterest income grew 11.3% to $0.8 million.
Noninterest expense increased 13.8%.
Net income decreased 7.7% to $1.6 million, or $0.79 per
diluted share.
Tangible stockholders’ equity improved 3.1% from the 2014
fourth quarter, and 17.4% from March 31, 2014.
Total net loans increased 7.5%.
Nonperforming assets declined to $10.5 million from $13.4
million.
Tier 1 capital ratio strengthened to 9.69% from 9.15%.
Overall profitability was impacted by selectively adding staff to improve capabilities and increases to the advertising budget to support growth objectives.  Middlefield was able to partially offset the impact of the 13.8% increase in noninterest expense through higher levels of both interest and noninterest income, and reducing interest expenses by 14.5%.

Net Income
Total Noninterest Income
Net Interest Income
(1) Dollars in thousands
$-
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
2015 Q1 2014 Q4 2014 Q3 2014 Q2 2014 Q1
Quarterly Income
(1)
2015 first quarter highlights include:
(on a year-over-year basis unless noted)

Commercial & Industrial
Real Estate - Construction
Residential Mortgage
Commercial Mortgage
Consumer Installment

Annual Loan Growth(1)
8.1% CAGR
$500
$400
$300
$200
$100
$-
04
05
06
07
08
09
10
11
12
13
14

Stable and Growing Loan Portfolio
Net loans to total deposits of 76.1% at
March 31, 2015
Net loans at March 31, 2015 were $469.4
million, up from $436.7 million in the
same period last year
Loan policy goal is to achieve a
composition mix of:
40 – 50% residential real estate loans
35 – 45% commercial loans
5 – 15% consumer loans
5% credit card accounts
Adding secondary mortgage market will
enhance residential product
Especially in Columbus market
No national or sub-prime lending
Lending within market area
Participation loans with banks that have
similar credit quality standards and
cultures
Loan Portfolio at March 31, 2015

(1) Dollars in millions

Excellent Asset Quality and Capital Levels
Dollars in thousands
3/31/2015 12/31/2014 3/31/2014 12/31/2013 12/31/2012
Nonperforming Loans
$8,262 $9,048 $10,741 $12,290 $14,224
Real Estate Owned
2,203 2,590 2,656 2,698 1,846
Nonperforming Assets (NPAs)
10,465 11,638 13,397 14,988 16,070
Allowance for Loan Losses
6,447 6,846 7,015 7,046 7,779
Ratios:
Nonperforming Loans/
Total Loans (%)
1.74% 1.92% 2.42% 2.82% 3.48%
NPAs/Total Assets (%)
1.50% 1.72% 2.00% 2.32% 2.40%
Allowance/Total Loans (%)
1.35% 1.45% 1.58% 1.62% 1.90%
Allowance/Nonperforming
Loans (%)
78.03% 75.66% 65.31% 57.33% 54.69%
Net Charge-off Ratio –
Annualized (%)
0.43% 0.38% 0.19% 0.19% 0.30%
Tier 1 Capital Ratio
(to Average Assets)
9.69% 9.60% 9.15% 9.04% 7.90%
Strong reserve coverage provides flexibility in managing potential losses with reduced impact on net income

Problem assets peaked in 2011,
primarily driven by non-owner
occupied 1 - 4 family in Central
Ohio market
Net charge-offs returned to
normalized levels in 2012
– Peaked in 2011 with $2.5
million
2015 first quarter Nonperforming
assets lowest since 2008.

Annual Financial Summary
Dollars in thousands
2009 2010 2011 2012 2013 2014
Net interest income 14,268 18,149 21,075 22,299 22,928 23,804
Provision for loan losses 2,578 3,580 3,085 2,168 196 370
Noninterest income 2,668 2,623 2,237 3,451 3,145 3,588
Noninterest expense 12,650 14,763 15,501 15,639 16,870 17,850
Income before income taxes 1,708 2,429 4,726 7,943 9,007 9,172
Income taxes (73) (88) 596 1,662 1,979 1,992
Net income 1,781 2,517 4,130 6,281 7,028 7,180
Net interest margin 3.30% 3.41% 3.65% 3.74% 3.85% 3.93%
Total assets 558,658 632,197 654,551 670,288 647,090 677,531
Loans outstanding, net 348,660 366,277 395,061 400,654 428,679 463,738
Deposits 487,106 565,251 580,962 593,335 568,836 586,112
Equity capital 36,707 38,022 47,253 55,437 53,473 63,867
Earnings per share 1.15 1.60 2.45 3.29 3.48 3.52
Cash dividend (per share) 1.04 1.04 1.04 1.04 1.04 1.04
Dividend pay-out ratio 90.28% 65.04% 42.71% 31.87% 29.84% 29.54%
Return on average assets 0.36% 0.41% 0.65% 0.95% 1.06% 1.07%
Return on average equity 4.90% 6.44% 10.24% 11.98% 13.17% 12.17%